UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 27, 2012
Date of Report (Date of earliest event reported)

ITRACKR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52810	05-0597678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1191 E Newport Center Dr.
Suite PH-D
Deerfield Beach, FL 33442
(Address of principal executive offices)

(888) 505-9796
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 1.   Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2012, contemporaneously with the resignation Mr. Rizzo as Chief Executive Officer, Chief Financial Officer and Chairman of the Company, the Company entered into an employment agreement with Jacobo Melcer  ("Mr. Melcer") pursuant to which Mr. Melcer was appointed the Company’s Interim Chief Executive Officer and Interim Chairman.

Pursuant to the terms of the Employment Agreement Mr. Melcer will be paid a monthly salary of $2,500 and 15,000 shares of restricted common stock; and  reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

The Employment Agreement provides that Mr. Melcer’s employment by the Company is “at-will employment” and may be terminated by Mr. Melcer or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other.

Also, On April 25, 2012, contemporaneously with the resignation Mr. Rizzo as Chief Financial Officer of the Company, the Company entered into an employment agreement with Mr. Justin Frere ("Mr. Frere") pursuant to which Mr. Frere was appointed the Company’s Chief Financial Officer and Secretary.

Pursuant to the terms of the Employment Agreement Mr. Frere will be paid a base monthly salary of $4,500; and  reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

The Employment Agreement provides that Mr. Frere’s employment by the Company is “at-will employment” and may be terminated by Mr. Frere or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2012, the Company  received  and accepted the  resignation of Mr. Rizzo as an officer and Chairman of the Company and his concurrence to the mutual termination of his employment agreement with the Company.  The termination was not based upon any disagreement between the Company and Mr. Rizzo. Mr. Rizzo has decided to step down while he deals with health concerns.

On April 25, 2012, the Board of Directors of iTrackr Systems, Inc. appointed Jacobo Melcer (“Mr. Melcer”) as the Company’s Interim Chairman of the Board and Interim Chief Executive Officer.

On April 25, 2012, the Board of Directors of iTrackr Systems, Inc. appointed Justin Frere (“Mr. Frere”) as the Company’s Chief Financial Officer and Secretary.

Jacobo Melcer Business Experience

Since 2004 Mr. Melcer served as Managing Member of CIMA Capital, LLC, a trade-finance corporation with offices in Mexico, Argentina and Chile. Serving as a Master Agent for UPS Capital Business Credit, CIMA successfully developed  the Latin America market and transferred operations to UPS Capital Mexico in April of 2012.

From 1999 to present, Mr. Melcer serves as President and Chairman of Frontcom.com, Inc., a provider of broadband services for Mexico/US border towns with direct connection to the US Internet back bone.  Frontcom currently offers consulting services to US companies looking to establish operations in Mexico.

From 2003 through 2005, Mr. Melcer served as Director of Superclick, Inc., a leading global HSIA solution provider of IP network design, deployment and infrastructure management for the hospitality, healthcare and MDU markets.

Mr. Melcer founded CPM Electronics in 1983 and served as President and Chairman from 1983 to 2004. CPM Electronics, Inc. a consumer electronics company primarily serving Mexico.

Mr. Melcer founded Grupo Mexel in Mexico in 1970 and served as President and Director to 2001. Grupo Mexel is Mexico's leading integrator and distributor of telecommunications and electronics products.

Mr. Melcer founded ACT Networks, Inc.  in 1987 and served as a Director to 1995. ACT Networks engaged in the development, manufacture, and marketing of wide-area network access products that supported a range of integrated voice and data network applications and was acquired by Clarent Corp. in 2000.

Throughout his career, Mr. Melcer has been responsible for identifying new opportunities and developing relations with world leading corporations resulting in the successful expansion of operations into Mexico and Latin America.

Mr. Melcer received a degree in Physics from the Universidad National Autonoma de Mexico (UNAM).

Justin Frere Business Experience

Mr. Frere has served as iTrackr's Controller since inception. Mr. Frere has over 16 years of experience, holds a CPA license and MBA, and is a hands-on CFO/Controller level finance and administration professional with extensive operational and analytical experience as a management consultant and internal CFO and Controller.  Mr. Frere specializes in SEC reporting, financial modeling, valuation and day to day finance and accounting operations. From 2001 through present, Mr. Frere has been principle of Emergent Growth Analytics, LLC performing CFO/Controller, and Financial Analyst services for various public and private domestic and international clients. From 2007 - 2009, Mr. Frere served as CFO for a private stainless steel tank manufacturer primarily serving west coast wineries. From 2002 - 2004 Mr. Frere served as Controller of a start-up, multimedia marketing firm. From 1999 through 2001, Mr. Frere was a Manager at Alitum, a business services outsourcing company serving companies in the biotech and wireless communications industries. From 1998 to 1999, Mr. Frere was the Senior Reporting Analyst at Maxtor Corp., a former disk drive manufacturer. From 1996 through 1998, Mr. Frere served as a Senior Accountant with KPMG. In 2001, Mr. Frere earned a Masters in Business Administration with a finance emphasis from San Diego State University.  In 1998, Mr. Frere earned his CPA designation.  In 1996, Mr. Frere earned a BS in accounting and finance from Cal Poly State University in San Luis Obispo.

There is no arrangement or understanding between Mr. Melcer and Mr. Frere and any other person pursuant to which they were selected to serve the Company, nor does Mr. Melcer or Mr. Frere have a family relationship with any director, executive officer or person nominated as such of the Company.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Melcer or Mr. Frere, or members of their immediate family, had or will have a direct or indirect material interest.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 9. Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Employment Agreement dated April 25, 2012 between iTrackr Systems, Inc. and Jacobo Melcer.

10.2	Employment Agreement dated April 25, 2012 between iTrackr Systems, Inc. and Justin Frere.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRACKR SYSTEMS, INC.

Dated: April 27, 2012	By:	/s/ Jacobo Melcer
Interim Chairman and Interim Chief Executive Officer